CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 18, 2006, relating to the financial statements and financial highlights which appears in the March 31, 2006 Annual Report to Shareholders of the Nova Fund, S&P 500 Fund, Inverse S&P 500 Fund, OTC Fund, Inverse OTC Fund, Russell 2000(R) Advantage Fund, Russell 2000(R) Fund, Inverse Russell 2000(R) Fund, Mid-Cap Advantage Fund, Inverse Mid-Cap Fund, Small-Cap Value Fund, Mid-Cap Value Fund, Large-Cap Value Fund, Small-Cap Growth Fund, Mid-Cap Growth Fund, Large-Cap Growth Fund, Government Long Bond Advantage Fund, Inverse Government Long Bond Fund, Europe Advantage Fund, Japan Advantage Fund, Dynamic Strengthening Dollar Fund, Dynamic Weakening Dollar Fund, U.S. Government Money Market Fund, Commodities Fund, Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, Utilities Fund, Nova Master Fund, Inverse S&P 500 Master Fund, Inverse OTC Master Fund, and Inverse Government Long Bond Master Fund (forty-six of the funds of the Rydex Series Trust, hereafter referred to as the "Funds"), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm" and "Financial Statements" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
July 31, 2006


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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 18, 2006, relating to the financial statements and financial highlights which appears in the March 31, 2006 Annual Report to Shareholders of the Absolute Return Strategies Fund, Hedged Equity Fund, Multi-Cap Core Equity Fund and Sector Rotation Fund (four of the funds of the Rydex Series Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm" and "Financial Statements" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
July 31, 2006